[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B
--------------------------------------------------------------------------------





                              RMBS NEW TRANSACTION





                             COMPUTATIONAL MATERIALS
                         $[1,084,254,078] (APPROXIMATE)
                                   MLCC 2003-B
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS





                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER





                          CENDANT MORTGAGE CORPORATION
                                    SERVICER





MARCH 20, 2003


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B
--------------------------------------------------------------------------------


FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT
-------------------------
Matt Whalen                   (212) 449-0752
Paul Park                     (212) 449-6380
Ted Bouloukos                 (212) 449-5029
Alan Chan                     (212) 449-8140
Alice Chang                   (212) 449-1701
Amanda DeZutter               (212) 449-0425


TRADING
-------
Scott Soltas                   (212) 449-3659
Vince Mora                     (212) 449-5320
Charles Sorrentino             (212) 449-3659


RESEARCH
--------
Glenn Costello                (212) 449-4457



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B
--------------------------------------------------------------------------------


DEAL STRUCTURE SUMMARY:

                                  MLCC 2003-B

            $1,084,254,078 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                          PUBLICLY OFFERED CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                                    WAL (YRS)            PYMT WINDOW         CERTIFICATE                      EXPECTED RTGS
CLASS   PRINCIPAL BALANCE (1)     (CALL/MAT)(2)    (MONTHS) (CALL/MAT)(2)   INTEREST RATES   TRANCHE TYPE   S&P/MOODY'S/FITCH
-----   ---------------------    ---------------   ----------------------   --------------   ------------   -----------------

A-1        $  800,641,900           3.97/4.30        1 - 123 / 1 - 299        Floater (3)       Senior         AAA/Aaa/AAA
A-2        $  250,000,000           3.97/4.30        1 - 123 / 1 - 299        Floater (3)       Senior         AAA/Aaa/AAA
X-A-1      $  800,642,000 (5)                                                                   Senior         AAA/Aaa/AAA
X-A-2      $  250,000,000 (5)        Information Not Provided Hereby                            Senior         AAA/Aaa/AAA
X-B        $   24,937,000 (5)                                                                   Senior         AAA/Aaa/AAA
A-R        $          100              NA                  NA                 Floater (3)       Senior         AAA/Aaa/AAA
B-1        $   11,384,000           6.76/7.43       39 - 123 / 39 - 299       Floater (4)    Subordinate       AA+/Aa2/AA+
B-2        $    8,674,000           6.76/7.43       39 - 123 / 39 - 299       Floater (4)    Subordinate         A+/A2/A+
B-3        $    4,879,000                                                                    Subordinate     BBB+/Baa2/BBB+
B-4        $    2,710,000                                                                    Subordinate     BBB-/Ba2/BBB-
B-5        $    2,168,000            Information Not Provided Hereby                         Subordinate       BB-/B2/B+
B-6        $    3,797,078                                                                    Subordinate       NR/NR/NR
        ---------------------
TOTAL      $1,084,254,078
        =====================


(1) Distributions on the Certificates will be derived from one-month and six-month LIBOR adjustable rate mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) The WAL and Payment Windows to Call for the Class A-1, Class A-2, Class B-1, and Class B-2 Certificates are shown to the Clean-Up Call Date at pricing speed of 20 CPR. The WAL and Payment Windows to Maturity for the Class A-1, Class A-2, Class B-1, and Class B-2 Certificates are shown at pricing speed of 20 CPR (as described herein).

(3) The Class A Certificates will initially have an interest rate equal to one-month LIBOR plus a margin (which margin doubles after the Clean-Up Call Date (as described herein, subject to the lesser of (i) Net WAC (as described herein) and (ii) 11.75%.

(4) The Class B-1 and Class B-2 Certificates will initially have an interest rate equal to one-month LIBOR plus a margin (which margin is multiplied by [1.5] after the Clean-Up Call Date (as described herein)), subject to the lesser of (i) Net WAC and (ii) 11.75%.

(5) Balances shown with respect to the Class X-A-1, Class X-A-2, and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B
--------------------------------------------------------------------------------


DEPOSITOR:                 Merrill Lynch Mortgage Investors, Inc.

LEAD MANAGER:              Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGERS:               Countrywide Securities Corporation and Credit Suisse
                           First Boston

TRUSTEE:                   Wells Fargo Bank Minnesota, National Association.

RATING AGENCIES:           S&P, Moody's and Fitch will rate the Offered
                           Certificates. It is expected that the Certificates will be assigned the credit ratings on page 2 of this preliminary Term Sheet.

CUT-OFF DATE:              March 1, 2003.

PRICING DATE:              On or about March [19], 2003.

CLOSING DATE:              On or about March 26, 2003.

DISTRIBUTION DATES:        The 25th day of each month (or if not a business day,
                           the next succeeding business day), commencing in April 2003.

CERTIFICATES:              The "Senior Certificates" will consist of the Class
                           A-1 and Class A-2 (the "Class A Certificates"), the
                           Class X-A-1, Class X-A-2 and Class X-B (together, the
                           "Class X Certificates") and Class A-R Certificates.
                           The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Class A-1, Class A-2, Class B-1, and Class B-2
                           Certificates (collectively, the "Offered
                           Certificates") are being offered publicly.

REGISTRATION:              The Offered Certificates will be made available in
                           book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

FEDERAL TAX TREATMENT:     It is anticipated that, for federal income tax
                           purposes, (i) the Offered Certificates will represent ownership of REMIC regular interests, (ii) the Class
                           A Certificates, the Class B-1 Certificates, the Class
                           B-2 Certificates and the Class B-3 Certificates will also represent the right to payments under certain outside-the-REMIC contracts and (iii) the holders of the Class X Certificates will be treated as obligated to make payments under certain outside-the-REMIC contracts.

ERISA ELIGIBILITY:         The Offered Certificates are expected to be ERISA
                           eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA TREATMENT:           The Senior Certificates (other than the Class A-R
                           Certificates) and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

CLEAN-UP CALL:             The terms of the transaction allow for a termination
                           of the trust and retirement of the Certificates once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans (the "Clean-Up Call
                           Date") as of the Cut-off Date.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B
--------------------------------------------------------------------------------


PRICING PREPAYMENT
SPEED: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

MORTGAGE LOANS:            The trust will consist of approximately 2,824
                           adjustable rate mortgage loans in aggregate secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the cut-off date pool of approximately $1,084,254,078 aggregate principal balance of Mortgage Loans. The mortgage loans are one-month LIBOR indexed (approximately 25.68% of the Mortgage Loans) or six-month LIBOR indexed
                           (approximately 74.32% of the Mortgage Loans) Mortgage
                           Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term the Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis. All
                           Mortgage Loans are originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

NET WAC: The "Net WAC" of the Mortgage Loans is equal to the weighted average mortgage loan rate of the Mortgage Loans less the servicing fee rate.

ACCRUED INTEREST:          The Class A-1, Class A-2, Class B-1, and Class B-2
                           Certificates will settle flat.

ACCRUAL PERIOD:            The interest accrual period (the "Accrual Period")
                           with respect to the Offered Certificates for each Distribution Date will be the period beginning on the 25th day of the month prior to such Distribution Date
                           (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date on a 30/360 basis.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B
--------------------------------------------------------------------------------


DELAY DAYS:                The Class A-1, Class A-2, Class B-1, and Class B-2
                           Certificates will have 0 delay days.

NET WAC CAP:               In the case of each Class of Offered Certificates,
                           the weighted average of the net mortgage rates for the Mortgage Loans or the "Net WAC Cap".

                           If on any Distribution Date, the Certificate Interest Rate of the Offered Certificates is subject to the Net WAC Cap, such Certificates will be entitled to payment from available amounts in the Basis Risk Reserve Fund, of an amount equal to the excess of the
                           (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the Net WAC Cap, but only up to [11.75]%) over (ii) the amount of interest received on such Certificates based on the Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap, but only up to [11.75]%) (together, the related "Basis Risk Shortfall Amount").

BASIS RISK RESERVE FUND:   As of the Closing Date, the "Basis Risk Reserve Fund"
                           will be established on behalf of the Class A-1
                           Certificates, the Class A-2 Certificates, the Class
                           B-1 Certificates, the Class B-2 Certificates and the
                           Class B-3 Certificates. The Basis Risk Reserve Fund will be funded with amounts that would otherwise be distributed to the Class X-A-1 Certificates, Class
                           X-A-2 Certificates and Class X-B certificates pursuant to priority 1 in "Certificates' Priority of Distributions" herein. The Basis Risk Reserve Fund will not be an asset of the REMIC. The holders of the Class X-A-1 Certificates, X-A-2 Certificates and
                           Class X-B Certificates will be treated as the owners of the Basis Risk Reserve Fund for federal income tax purposes. The Class A-1 Certificates, Class A-2
                           Certificates, Class B-1 Certificates, Class B-2
                           Certificates and Class B-3 Certificates will be entitled to receive payments from the Basis Risk
                           Reserve Fund in an amount equal to the related Basis
                           Risk Shortfall Amount. Amounts deposited in the Basis
                           Risk Reserve Fund which otherwise would have been distributed to the Class X-A-1 Certificates will be used to pay any Basis Risk Shortfall Amounts with respect to the Class A-1 Certificates. Amounts deposited in the Basis Risk Reserve Fund which otherwise would have been distributed to the Class
                           X-A-2 Certificates will be used to pay any Basis Risk
                           Shortfall Amounts with respect to the Class A-2
                           Certificates.  Amounts deposited in the Basis Risk
                           Reserve Fund which otherwise would have been distributed to the Class X-B Certificates will be used to pay any Basis Risk Shortfall Amounts with respect to the Class B-1, Class B-2 and Class B-3
                           Certificates.  Any amounts remaining in the Basis
                           Risk Reserve Fund after such distributions will be distributed to the Class X-A-1 Certificates, X-A-2
                           Certificates and Class X-B Certificates.

CREDIT ENHANCEMENT:        Senior/subordinate, shifting interest structure.

                                    BOND       INITIAL
CERTIFICATES   S&P/MOODY'S/FITCH   SIZES*   SUBORDINATION*
------------   -----------------   ------   --------------

SENIOR
CERTIFICATES   AAA/Aaa/AAA          96.90%            3.10%
CLASS B-1      AA+/Aa2/AA+           1.05%            2.05%
CLASS B-2      A+/A2/A+              0.80%            1.25%

*Preliminary and subject to revision.




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B
--------------------------------------------------------------------------------


SHIFTING INTEREST:         Until the first Distribution Date occurring after
                           [April 2013], the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. There is no scheduled principal due on the mortgage loans for the first ten years following origination.

                           The prepayment percentages on the Subordinate Certificates are as follows:

                           April 2003 - March 2013         [0% Pro Rata Share]
                           April 2013 - March 2014         [30% Pro Rata Share]
                           April 2014 - March 2015         [40% Pro Rata Share]
                           April 2015 - March 2016         [60% Pro Rata Share]
                           April 2016 - March 2017         [80% Pro Rata Share]
                           April 2017 and after            [100% Pro Rata Share]

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in April 2006
                           (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off date), the Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans regardless of any prepayment percentages as described above.




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B
--------------------------------------------------------------------------------

ALLOCATION OF
REALIZED LOSSES:           Any realized losses, other than excess
                           losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero;
                           thereafter, pro-rata to the Class A Certificates in reduction of their Certificate principal balance.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) on the Mortgage Loans will be allocated to the Class A Certificates and the Subordinate Certificates on a pro-rata basis.

CERTIFICATES' PRIORITY OF
DISTRIBUTIONS:             Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                           1) First to Class A-R Certificate, then to Class A-1 Certificates, Class A-2 Certificates, Class X-A-1 Certificates, Class X-A-2 Certificates and Class X-B Certificates concurrently accrued and unpaid interest at the related Certificate Interest Rates, from the related mortgage loans; provided, however, that on each Distribution Date, to the extent amounts are required to be deposited in the Basis Risk Reserve Fund, certain amounts otherwise distributable to the Class X-A-1 Certificates, Class X-A-2 Certificates and Class X-B Certificates pursuant to this clause 1 will be deposited into the Basis Risk Reserve Fund and will not be distributed to such classes.
                           2) First to Class A-R and then to Class A-1 Certificates and Class A-2 Certificates concurrently, principal allocable to such Classes, until their principal balances are reduced to zero.
                           3)    Class B-1, Class B-2, and Class B-3
                                 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate.
                           4)    Class B-1, Class B-2, and Class B-3
                                 Certificates, in sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.
                           5)    Class B-4, Class B-5 and Class B-6
                                 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective shares of principal allocable to such Classes.
                           6)    Class A-R Certificate, any remaining amount.




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B
--------------------------------------------------------------------------------


                              NET WAC CAP SCHEDULE

ASSUMPTIONS:
------------

20% CPR
Hard Cap: 11.75%
To Call
Initial 1 Month LIBOR: 1.27%
Initial 6 Month LIBOR: 1.17%

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                              CURRENT                        ORIG.    REM.
                  PRINCIPAL    MTGE    SERVICING  NET MTGE   TERM     TERM
                   BALANCE     RATE       FEE       RATE    TO MAT.  TO MAT.
LOAN TYPE            ($)        (%)       (%)       (%)     (MTHS)   (MTHS)
---------------  -----------  -------  --------   -------   -------  -------
One-Month LIBOR  278,423,254  3.172      0.250      2.922     300      299
Six-Month LIBOR  805,830,823  3.326      0.250      3.076     300      299

The Net WAC Cap is calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increase to 20% after the first period.

                 INTEREST           MAX.   MIN.                 RATE
                  -ONLY    GROSS    MTGE   MTGE   NEXT RATE   ADJUSTMENT
                   REM.    MARGIN   RATE   RATE   ADJUSTMENT  FREQUENCY
LOAN TYPE         (MTHS)   (%)      (%)    (%)    (MONTHS)    (MONTHS)
---------------  --------  ------  ------  -----  ----------  ----------
One-Month LIBOR     119     1.781  12.000  1.781     1            1
Six-Month LIBOR     119     1.931  12.000  1.931     5            6

The Net WAC Cap is calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increase to 20% after the first period.

DISTRIBUTION
PERIOD                  NET WAC CAP
------------            -----------
1                             3.036%
------------            -----------
2                             3.005%
------------            -----------
3                             5.303%
------------            -----------
4                             5.303%
------------            -----------
5                             5.303%
------------            -----------
6                            11.750%
------------            -----------
7 and after                  11.750%
------------            -----------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B

                                 MORTGAGE LOANS
                             As of the Cut-off Date
--------------------------------------------------------------------------------

Total Current Balance         $ 1,084,254,077.91
Total Number of Loans                      2,824

                               Average/Weighted
                                  Average (1)            Minimum               Maximum
                              ------------------    ------------------    ------------------
AVG Current Balance               $383,942.66           $20,250.00          $5,492,500.00
AVG Original Balance              $384,570.29           $20,250.00          $5,492,500.00

WAVG Loan Rate                      3.286%                2.250%                4.750%
WAVG Servicing Fee                  0.250%                0.250%                0.250%
WAVG Net Loan Rate                  3.036%                2.000%                4.500%

WAVG Gross Margin                   1.892%                0.875%                3.125%
WAVG Maximum Loan Rate              12.000%               12.000%               12.000%

WAVG Original LTV                   64.84%                 5.63%               100.00%
WAVG Effective LTV                  61.88%                 5.63%                95.00%

WAVG Credit Score                   724                   489                   818

WAVG Original Term                  300                   300                   300
WAVG Remaining Term                 299                   289                   300
WAVG Seasoning                       1                     0                    11

WAVG Next Rate Reset              07/07/2003            04/01/2003            09/01/2003
WAVG Rate Adj Freq                   5                     1                     6
WAVG First Rate Adj Freq             5                     1                     6

WAVG IO Original term               120                   120                   120
WAVG IO Remaining Term              119                   109                   120

Top State Concentration ($)   CA(17.5%),FL(9.5%),NY(9.1%)

First Pay Date                                          05/01/2002            04/01/2003
Rate Change Date                                        04/01/2003            09/01/2003
Mature Date                                             04/01/2027            03/01/2028

(1)   Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B

                                 MORTGAGE LOANS
                             As of the Cut-off Date
--------------------------------------------------------------------------------

                                                                        % OF AGGREGATE
                                               PRINCIPAL BALANCE       PRINCIPAL BALANCE
                        NUMBER OF MORTGAGE   OUTSTANDING AS OF THE   OUTSTANDING AS OF THE
      INDEX                   LOANS              CUT-OFF DATE            CUT-OFF DATE
---------------------   ------------------   ---------------------   ---------------------
1 Month LIBOR                    637           $  278,423,254.45               25.68%
6 Month LIBOR                  2,187              805,830,823.46               74.32
---------------------   ------------------   ---------------------   ---------------------
TOTAL                          2,824           $1,084,254,077.91              100.00%
=====================   ==================   =====================   =====================


                                                                        % OF AGGREGATE
                                               PRINCIPAL BALANCE       PRINCIPAL BALANCE
                        NUMBER OF MORTGAGE   OUTSTANDING AS OF THE   OUTSTANDING AS OF THE
DELINQUENCY IN MONTHS          LOANS             CUT-OFF DATE            CUT-OFF DATE
---------------------   ------------------   ---------------------   ---------------------
Current                        2,824           $1,084,254,077.91              100.00%
---------------------   ------------------   ---------------------   ---------------------
TOTAL                          2,824           $1,084,254,077.91              100.00%
=====================   ==================   =====================   =====================




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B

                                 MORTGAGE LOANS
                             As of the Cut-off Date
--------------------------------------------------------------------------------

                                                                            % OF AGGREGATE
                                   NUMBER OF     PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                    MORTGAGE   OUTSTANDING AS OF THE       OUTSTANDING AS OF
CURRENT BALANCE($)                   LOANS         CUT-OFF DATE            THE CUT-OFF DATE
------------------                   -----         ------------            ----------------
0.01 to 25,000.00                       2        $       44,850.00                     0.00%
25,000.01 to 50,000.00                 27             1,207,016.00                     0.11
50,000.01 to 75,000.00                 94             6,091,076.00                     0.56
75,000.01 to 100,000.00               124            11,128,002.11                     1.03
100,000.01 to 200,000.00              772           116,530,736.88                    10.75
200,000.01 to 300,000.00              534           133,874,811.72                    12.35
300,000.01 to 400,000.00              400           140,295,216.49                    12.94
400,000.01 to 500,000.00              240           108,519,256.09                    10.01
500,000.01 to 600,000.00              167            92,047,166.78                     8.49
600,000.01 to 700,000.00              119            77,023,188.17                     7.10
700,000.01 to 800,000.00               70            52,857,603.15                     4.88
800,000.01 to 900,000.00               63            53,856,433.13                     4.97
900,000.01 to 1,000,000.00             58            56,452,545.00                     5.21
1,000,000.01 to 1,500,000.00          101           124,370,691.39                    11.47
1,500,000.01 to 2,000,000.00           44            79,589,035.00                     7.34
2,000,000.01 to 2,500,000.00            1             2,233,950.00                     0.21
2,500,000.01 to 3,000,000.00            5            14,140,000.00                     1.30
3,000,000.01 or greater                 3            13,992,500.00                     1.29
                                    -----        -----------------        -----------------
TOTAL                               2,824        $1,084,254,077.91                   100.00%
                                    =====        =================        =================

                                                             % OF AGGREGATE
                     NUMBER OF      PRINCIPAL BALANCE       PRINCIPAL BALANCE
                     MORTGAGE     OUTSTANDING AS OF THE     OUTSTANDING AS OF
LOAN RATE (%)          LOANS          CUT-OFF DATE           THE CUT-OFF DATE
-------------          -----          ------------           ----------------
2.001 to 2.250            2        $    2,382,328.00                     0.22%
2.251 to 2.500            3             1,319,000.00                     0.12
2.501 to 2.750           27            11,143,569.00                     1.03
2.751 to 3.000          799           271,079,364.22                    25.00
3.001 to 3.250          440           175,740,532.14                    16.21
3.251 to 3.500        1,393           516,350,377.87                    47.62
3.501 to 3.750          119            69,450,620.53                     6.41
3.751 to 4.000           35            23,420,786.15                     2.16
4.001 to 4.250            4             7,375,000.00                     0.68
4.251 to 4.500            1             5,492,500.00                     0.51
4.501 to 4.750            1               500,000.00                     0.05
                      -----        -----------------        -----------------
TOTAL                 2,824        $1,084,254,077.91                   100.00%
                      =====        =================        =================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B

                                 MORTGAGE LOANS
                             As of the Cut-off Date
--------------------------------------------------------------------------------

                                                                % OF AGGREGATE
                       NUMBER OF     PRINCIPAL BALANCE         PRINCIPAL BALANCE
                        MORTGAGE   OUTSTANDING AS OF THE       OUTSTANDING AS OF
GROSS MARGIN (%)         LOANS         CUT-OFF DATE            THE CUT-OFF DATE
----------------         -----         ------------            ----------------
    0.875                  2        $    2,382,328.00                     0.22%
    1.000                  2             1,155,000.00                     0.11
    1.125                  1               164,000.00                     0.02
    1.250                  5             1,571,912.00                     0.14
    1.375                 26            10,248,205.00                     0.95
    1.500                217            86,384,574.52                     7.97
    1.625                615           197,861,477.90                    18.25
    1.750                 53            16,952,358.81                     1.56
    1.875                385           155,695,157.97                    14.36
    2.000              1,317           487,151,076.76                    44.93
    2.125                102            45,553,000.95                     4.20
    2.250                 93            57,268,536.00                     5.28
    2.375                  2             5,640,000.00                     0.52
    2.500                  1             2,233,950.00                     0.21
    2.625                  1             3,500,000.00                     0.32
    2.875                  1             5,000,000.00                     0.46
    3.125                  1             5,492,500.00                     0.51
 --------              -----        -----------------        -----------------
  TOTAL                2,824        $1,084,254,077.91                   100.00%
 ========              =====        =================        =================

                                                                          % OF AGGREGATE
                               NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                MORTGAGE      OUTSTANDING AS OF THE      OUTSTANDING AS OF
MAXIMUM LOAN RATE (%)            LOANS             CUT-OFF DATE           THE CUT-OFF DATE
---------------------            -----             ------------           ----------------
12.000                           2,824          $1,084,254,077.91             100.00%
---------------------            -----             ------------           ----------------
TOTAL                            2,824          $1,084,254,077.91             100.00%
=====================            =====             ============           ================

                                                                          % OF AGGREGATE
                              NUMBER OF         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                              MORTGAGE        OUTSTANDING AS OF THE      OUTSTANDING AS OF
ORIGINAL TERM (MOS)             LOANS              CUT-OFF DATE           THE CUT-OFF DATE
-------------------             -----              ------------           ----------------
300                             2,824           $1,084,254,077.91             100.00%
-------------------             -----              ------------           ----------------
TOTAL                           2,824           $1,084,254,077.91             100.00%
===================             =====           =================             ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B

                                 MORTGAGE LOANS
                             As of the Cut-off Date
--------------------------------------------------------------------------------

                                                                 % OF AGGREGATE
                          NUMBER OF     PRINCIPAL BALANCE       PRINCIPAL BALANCE
                          MORTGAGE    OUTSTANDING AS OF THE     OUTSTANDING AS OF
REMAINING TERM (MOS)       LOANS          CUT-OFF DATE          THE CUT-OFF DATE
--------------------       -----          ------------          ----------------
289                          8        $    1,927,419.00                     0.18%
290                         20             8,507,577.00                     0.78
291                          9             5,095,349.00                     0.47
292                          1               110,300.00                     0.01
293                          3             2,107,711.33                     0.19
294                         18             8,354,917.39                     0.77
295                         17             7,753,876.43                     0.72
296                         12             4,457,517.15                     0.41
297                         34            18,901,308.42                     1.74
298                        298           131,042,276.86                    12.09
299                      1,336           509,572,611.45                    47.00
300                      1,068           386,423,213.88                    35.64
                         -----        -----------------        -----------------
TOTAL                    2,824        $1,084,254,077.91                   100.00%
                         =====        =================        =================

                                                                   % OF AGGREGATE
                            NUMBER OF     PRINCIPAL BALANCE       PRINCIPAL BALANCE
IO REMAINING TERM           MORTGAGE    OUTSTANDING AS OF THE     OUTSTANDING AS OF
(MOS)                        LOANS          CUT-OFF DATE           THE CUT-OFF DATE
-----                        -----          ------------           ----------------
109                             8        $    1,927,419.00                     0.18%
110                            20             8,507,577.00                     0.78
111                             9             5,095,349.00                     0.47
112                             1               110,300.00                     0.01
113                             3             2,107,711.33                     0.19
114                            18             8,354,917.39                     0.77
115                            17             7,753,876.43                     0.72
116                            12             4,457,517.15                     0.41
117                            34            18,901,308.42                     1.74
118                           298           131,042,276.86                    12.09
119                         1,336           509,572,611.45                    47.00
120                         1,068           386,423,213.88                    35.64
                            -----        -----------------        -----------------
TOTAL                       2,824        $1,084,254,077.91                   100.00%
                            =====        =================        =================

                                                                    % OF AGGREGATE
                      NUMBER OF        PRINCIPAL BALANCE           PRINCIPAL BALANCE
                       MORTGAGE      OUTSTANDING AS OF THE         OUTSTANDING AS OF
RATE CHANGE DATE        LOANS             CUT-OFF DATE              THE CUT-OFF DATE
----------------        -----             ------------              ----------------
04/01/2003               449             $201,674,213.75                  18.60%
05/01/2003               223               86,878,044.15                   8.01
06/01/2003                36               19,031,577.09                   1.76
07/01/2003               241               99,466,630.00                   9.17
08/01/2003             1,032              379,220,227.51                  34.98
09/01/2003               843              297,983,385.41                  27.48
                       -----           -----------------                 ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B

                                 MORTGAGE LOANS
                             As of the Cut-off Date
--------------------------------------------------------------------------------

TOTAL                  2,824        $1,084,254,077.91                   100.00%
                       =====        =================        =================

                                                               % OF AGGREGATE
                       NUMBER OF     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                       MORTGAGE    OUTSTANDING AS OF THE     OUTSTANDING AS OF
ORIGINAL LTV (%)        LOANS          CUT-OFF DATE           THE CUT-OFF DATE
----------------        -----          ------------           ----------------
0.01 to 10.00              5        $      260,023.00                     0.02%
10.01 to 20.00            44            13,646,246.00                     1.26
20.01 to 30.00           128            42,550,939.90                     3.92
30.01 to 40.00           201            67,303,759.24                     6.21
40.01 to 50.00           329           125,677,338.92                    11.59
50.01 to 60.00           306           149,017,971.80                    13.74
60.01 to 70.00           525           235,281,496.53                    21.70
70.01 to 75.00           336           131,408,972.04                    12.12
75.01 to 80.00           573           190,993,659.65                    17.62
80.01 to 85.00            30             8,189,481.00                     0.76
85.01 to 90.00            78            20,557,541.01                     1.90
90.01 to 95.00           106            27,192,787.45                     2.51
95.01 to 100.00          163            72,173,861.37                     6.66
                       -----        -----------------        -----------------
TOTAL                  2,824        $1,084,254,077.91                   100.00%
                       =====        =================        =================

                                                             % OF AGGREGATE
                      NUMBER OF     PRINCIPAL BALANCE       PRINCIPAL BALANCE
                      MORTGAGE    OUTSTANDING AS OF THE     OUTSTANDING AS OF
EFFECTIVE LTV (%)      LOANS          CUT-OFF DATE           THE CUT-OFF DATE
-----------------      -----          ------------           ----------------
0.01 to 10.00             5        $      260,023.00                     0.02%
10.01 to 20.00           44            13,646,246.00                     1.26
20.01 to 30.00          128            42,550,939.90                     3.92
30.01 to 40.00          202            67,879,926.24                     6.26
40.01 to 50.00          395           145,899,718.92                    13.46
50.01 to 60.00          310           151,510,796.17                    13.97
60.01 to 70.00          711           321,285,341.68                    29.63
70.01 to 75.00          331           128,206,128.04                    11.82
75.01 to 80.00          562           184,212,390.65                    16.99
80.01 to 85.00           16             3,759,192.00                     0.35
85.01 to 90.00           49            10,967,478.86                     1.01
90.01 to 95.00           71            14,075,896.45                     1.30
                      -----        -----------------        -----------------
TOTAL                 2,824        $1,084,254,077.91                   100.00%
                      =====        =================        =================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B

                                 MORTGAGE LOANS
                             As of the Cut-off Date
--------------------------------------------------------------------------------

                                                                % OF AGGREGATE
                    NUMBER OF       PRINCIPAL BALANCE          PRINCIPAL BALANCE
                    MORTGAGE      OUTSTANDING AS OF THE        OUTSTANDING AS OF
CREDIT SCORE         LOANS            CUT-OFF DATE              THE CUT-OFF DATE
------------         -----            ------------              ----------------
489 to 525              5          $    1,714,389.00                       0.16%
526 to 550              6               1,843,073.00                       0.17
551 to 575             15               5,114,071.28                       0.47
576 to 600             28              14,056,078.53                       1.30
601 to 625             52              18,922,731.00                       1.75
626 to 650             98              44,886,912.00                       4.14
651 to 675            214              91,865,956.00                       8.47
676 to 700            394             164,634,535.19                      15.18
701 to 725            389             176,713,148.99                      16.30
726 to 750            436             172,964,880.60                      15.95
751 to 775            585             206,920,023.46                      19.08
776 to 800            530             163,895,425.23                      15.12
801 to 820             72              20,722,853.63                       1.91
                    -----          -----------------          -----------------
TOTAL:              2,824          $1,084,254,077.91                     100.00%
                    =====          =================          =================

                                                                       % OF AGGREGATE
                           NUMBER OF       PRINCIPAL BALANCE          PRINCIPAL BALANCE
                           MORTGAGE      OUTSTANDING AS OF THE        OUTSTANDING AS OF
    DOCUMENTATION           LOANS            CUT-OFF DATE              THE CUT-OFF DATE
    -------------           -----            ------------              ----------------
Full                        1,574          $  710,027,973.31                      65.49%
Alternative                   500             152,645,079.29                      14.08
Stated                        219              63,666,362.15                       5.87
No Income/No Ratio            531             157,914,663.16                      14.56
                            -----          -----------------          -----------------
TOTAL                       2,824          $1,084,254,077.91                     100.00%
                            =====          =================          =================

                                                                % OF AGGREGATE
                    NUMBER OF       PRINCIPAL BALANCE          PRINCIPAL BALANCE
                    MORTGAGE      OUTSTANDING AS OF THE        OUTSTANDING AS OF
OCCUPANCY            LOANS            CUT-OFF DATE             THE CUT-OFF DATE
---------            -----            ------------             ----------------
Primary              2,431          $  932,457,658.16                      86.00%
Second Home            271             124,989,085.75                      11.53
Investment             122              26,807,334.00                       2.47
                     -----          -----------------          -----------------
TOTAL                2,824          $1,084,254,077.91                     100.00%
                     =====          =================          =================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B

                                 MORTGAGE LOANS
                             As of the Cut-off Date
--------------------------------------------------------------------------------

                                                                            % OF AGGREGATE
                               NUMBER OF        PRINCIPAL BALANCE          PRINCIPAL BALANCE
                               MORTGAGE       OUTSTANDING AS OF THE        OUTSTANDING AS OF
PROPERTY TYPE                    LOANS             CUT-OFF DATE             THE CUT-OFF DATE
-------------                    -----             ------------             ----------------
Single Family Residence          2,416          $  944,968,610.61                      87.15%
Condo                              280              93,310,674.30                       8.61
2-4 Family                          30               9,859,372.00                       0.91
Co-op                               38              20,361,328.00                       1.88
PUD                                 60              15,754,093.00                       1.45
                                 -----          -----------------          -----------------
TOTAL                            2,824          $1,084,254,077.91                     100.00%
                                 =====          =================          =================

                                                                          % OF AGGREGATE
                              NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE
                              MORTGAGE       OUTSTANDING AS OF THE       OUTSTANDING AS OF
PURPOSE                        LOANS             CUT-OFF DATE             THE CUT-OFF DATE
-------                        -----          -----------------          -----------------
Purchase                         452          $  217,219,821.49                      20.03%
Refinance - Rate Term          1,352             444,750,303.34                      41.02
Refinance - Cashout            1,020             422,283,953.08                      38.95
                               -----          -----------------          -----------------
TOTAL                          2,824          $1,084,254,077.91                     100.00%
                               =====          =================          =================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B

                                 MORTGAGE LOANS
                             As of the Cut-off Date
--------------------------------------------------------------------------------

GEOGRAPHIC                NUMBER OF MORTGAGE    PRINCIPAL BALANCE OUTSTANDING AS OF         % OF AGGREGATE PRINCIPAL BALANCE
  AREA                           LOANS                  THE CUT-OFF DATE                   OUTSTANDING AS OF THE CUT-OFF DATE
  ----                           -----                  ----------------                   ----------------------------------
Alabama                            42                 $    9,196,242.00                                   0.85%
Alaska                              4                        643,064.00                                   0.06
Arizona                            81                     27,914,777.00                                   2.57
Arkansas                           10                      1,830,537.00                                   0.17
California                        335                    189,388,224.66                                  17.47
Colorado                           97                     33,328,262.50                                   3.07
Connecticut                        41                     21,262,314.00                                   1.96
Delaware                            9                      1,952,002.00                                   0.18
District of Columbia               14                      7,787,374.00                                   0.72
Florida                           286                    103,473,411.06                                   9.54
Georgia                            64                     31,021,819.19                                   2.86
Hawaii                              9                      4,716,600.00                                   0.44
Idaho                               1                        140,500.00                                   0.01
Illinois                          133                     52,660,891.37                                   4.86
Indiana                            48                     13,882,502.00                                   1.28
Iowa                               14                      1,870,445.00                                   0.17
Kansas                             11                      4,426,489.00                                   0.41
Kentucky                           25                      7,192,613.00                                   0.66
Louisiana                          22                      3,540,370.00                                   0.33
Maine                              11                      1,995,823.01                                   0.18
Maryland                           50                     21,419,776.78                                   1.98
Massachusetts                      81                     39,245,140.00                                   3.62
Michigan                          102                     34,210,016.11                                   3.16
Minnesota                          32                     10,744,158.00                                   0.99
Mississippi                        10                      3,232,061.00                                   0.30
Missouri                           36                     10,854,693.42                                   1.00
Montana                             8                      2,027,376.00                                   0.19
Nebraska                           17                      3,942,074.00                                   0.36
Nevada                             56                     19,469,705.39                                   1.80
New Hampshire                       6                      1,583,887.00                                   0.15
New Jersey                        149                     62,204,228.00                                   5.74
New Mexico                         11                      5,802,229.00                                   0.54
New York                          176                     99,040,319.00                                   9.13
North Carolina                     89                     28,144,435.82                                   2.60
North Dakota                        2                        275,698.00                                   0.03
Ohio                               93                     25,665,308.32                                   2.37
Oklahoma                           13                      2,029,179.00                                   0.19
Oregon                             21                      4,479,862.00                                   0.41
Pennsylvania                       58                     14,675,058.00                                   1.35
Rhode Island                        8                      2,469,567.00                                   0.23
South Carolina                     79                     25,492,949.00                                   2.35
South Dakota                        5                        919,743.00                                   0.08
Tennessee                          55                     12,046,690.00                                   1.11
Texas                             193                     54,058,969.04                                   4.99
Utah                               15                      5,317,348.00                                   0.49
Vermont                             4                      1,953,523.00                                   0.18
Virginia                          141                     55,699,378.33                                   5.14
Washington                         31                     11,821,639.91                                   1.09
West Virginia                       3                        445,130.00                                   0.04
Wisconsin                          17                      3,792,475.00                                   0.35
Wyoming                             6                      2,967,200.00                                   0.27
                                -----                 -----------------                      -----------------
TOTAL                           2,824                 $1,084,254,077.91                                 100.00%
                                =====                 =================                      =================


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B
--------------------------------------------------------------------------------


TO MATURITY

                       PERCENTAGE OF CLASS A-1 AND A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
                DATE                    CPR 10%            CPR 15%        CPR 20%        CPR 25%         CPR 30%
                ----                    -------            -------        -------        -------         -------
Initial                                   100                100            100            100             100
25-Mar-04                                 90                 85             79             74              69
25-Mar-05                                 80                 71             63             55              47
25-Mar-06                                 72                 60             50             41              33
25-Mar-07                                 65                 51             40             30              23
25-Mar-08                                 58                 43             32             23              16
25-Mar-09                                 52                 36             25             17              11
25-Mar-10                                 46                 31             20             13              8
25-Mar-11                                 42                 26             16             10              5
25-Mar-12                                 38                 22             13             7               4
25-Mar-13                                 34                 19             10             5               3
25-Mar-14                                 29                 15             8              4               2
25-Mar-15                                 24                 12             6              3               1
25-Mar-16                                 20                 10             4              2               1
25-Mar-17                                 17                 8              3              1               *
25-Mar-18                                 14                 6              2              1               *
25-Mar-19                                 12                 5              2              1               *
25-Mar-20                                 9                  4              1              *               *
25-Mar-21                                 8                  3              1              *               *
25-Mar-22                                 6                  2              1              *               *
25-Mar-23                                 4                  1              *              *               *
25-Mar-24                                 3                  1              *              *               *
25-Mar-25                                 2                  1              *              *               *
25-Mar-26                                 1                  *              *              *               *
25-Mar-27                                 1                  *              *              *               *
25-Mar-28                                 0                  0              0              0               0

Average Life (years) (1)                  7.79               5.65           4.30           3.39            2.75
First Principal Payment Date              Apr-03             Apr-03         Apr-03         Apr-03          Apr-03
Last Principal Payment Date               Feb-28             Feb-28         Feb-28         Feb-28          Feb-28

----------
* = less than 0.5%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B
--------------------------------------------------------------------------------

TO MATURITY

                          PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
             DATE                       CPR 10%            CPR 15%        CPR 20%        CPR 25%        CPR 30%
             ----                       -------            -------        -------        -------        -------
Initial                                   100                100            100            100            100
25-Mar-04                                 100                100            100            100            100
25-Mar-05                                 100                100            100            100            100
25-Mar-06                                 100                100            100            92             84
25-Mar-07                                 100                100            83             69             59
25-Mar-08                                 100                90             66             52             41
25-Mar-09                                 100                76             53             39             29
25-Mar-10                                 96                 65             43             29             20
25-Mar-11                                 86                 55             34             22             14
25-Mar-12                                 78                 47             27             16             10
25-Mar-13                                 69                 40             22             12             7
25-Mar-14                                 59                 32             16             9              5
25-Mar-15                                 50                 26             12             6              3
25-Mar-16                                 42                 20             9              4              2
25-Mar-17                                 35                 16             7              3              1
25-Mar-18                                 29                 13             5              2              1
25-Mar-19                                 24                 10             4              1              1
25-Mar-20                                 20                 7              3              1              *
25-Mar-21                                 16                 6              2              1              *
25-Mar-22                                 12                 4              1              *              *
25-Mar-23                                 9                  3              1              *              *
25-Mar-24                                 7                  2              1              *              *
25-Mar-25                                 5                  1              *              *              *
25-Mar-26                                 3                  1              *              *              *
25-Mar-27                                 1                  *              *              *              *
25-Mar-28                                 0                  0              0              0              0

Average Life (years)(1)                   12.95              9.67           7.43           6.13           5.27
First Principal Payment Date              Nov-09             Aug-07         Jun-06         Sep-05         Apr-05
Last Principal Payment Date               Feb-28             Feb-28         Feb-28         Feb-28         Feb-28

----------
* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B
--------------------------------------------------------------------------------

TO MATURITY

                          PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
             DATE                       CPR 10%            CPR 15%        CPR 20%        CPR 25%        CPR 30%
             ----                       -------            -------        -------        -------        -------
Initial                                   100                100            100            100            100
25-Mar-04                                 100                100            100            100            100
25-Mar-05                                 100                100            100            100            100
25-Mar-06                                 100                100            100            92             84
25-Mar-07                                 100                100            83             69             59
25-Mar-08                                 100                90             66             52             41
25-Mar-09                                 100                76             53             39             29
25-Mar-10                                 96                 65             43             29             20
25-Mar-11                                 86                 55             34             22             14
25-Mar-12                                 78                 47             27             16             10
25-Mar-13                                 69                 40             22             12             7
25-Mar-14                                 59                 32             16             9              5
25-Mar-15                                 50                 26             12             6              3
25-Mar-16                                 42                 20             9              4              2
25-Mar-17                                 35                 16             7              3              1
25-Mar-18                                 29                 13             5              2              1
25-Mar-19                                 24                 10             4              1              1
25-Mar-20                                 20                 7              3              1              *
25-Mar-21                                 16                 6              2              1              *
25-Mar-22                                 12                 4              1              *              *
25-Mar-23                                 9                  3              1              *              *
25-Mar-24                                 7                  2              1              *              *
25-Mar-25                                 5                  1              *              *              *
25-Mar-26                                 3                  1              *              *              *
25-Mar-27                                 1                  *              *              *              *
25-Mar-28                                 0                  0              0              0              0

Average Life (years)(1)                   12.95              9.67           7.43           6.13           5.27
First Principal Payment Date              Nov-09             Aug-07         Jun-06         Sep-05         Apr-05
Last Principal Payment Date               Feb-28             Feb-28         Feb-28         Feb-28         Feb-28

----------
* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B
--------------------------------------------------------------------------------

DISCOUNT MARGIN TABLE (TO CALL)

PREPAYMENT SPEED         10 CPR              15 CPR             20 CPR             25 CPR            30 CPR
----------------         ------              ------             ------             ------            ------
A-1
Price 100.0000                  35                   35                  35                  35                35
WAL                           7.48                 5.30                3.97                3.10              2.50
Principal Window     Apr03 - Feb20        Apr03 - Apr16       Apr03 - Jun13       Apr03 - Apr11     Apr03 - Sep09


A-2
Price 100.97555                 61                   55                  49                  42                35
WAL                           7.48                 5.30                3.97                3.10              2.50
Principal Window     Apr03 - Feb20        Apr03 - Apr16       Apr03 - Jun13       Apr03 - Apr11     Apr03 - Sep09


B-1
Price 100.0000                  75                   75                  75                  75                75
WAL                          12.31                 8.95                6.76                5.46              4.62
Principal Window     Nov09 - Feb20        Aug07 - Apr16       Jun06 - Jun13       Sep05 - Apr11     Apr05 - Sep09


B-2
Price 98.7919                  162                  166                 170                 174               178
WAL                          12.31                 8.95                6.76                5.46              4.62
Principal Window     Nov09 - Feb20        Aug07 - Apr16       Jun06 - Jun13       Sep05 - Apr11     Apr05 - Sep09


DISCOUNT MARGIN TABLE (TO MATURITY)


PREPAYMENT SPEED        10 CPR               15 CPR              20 CPR              25 CPR           30 CPR
----------------        ------               ------              ------              ------           ------
A-1
Price 100.0000                  36                   37                  37                  38                38
WAL                           7.79                 5.65                4.30                3.39              2.75
Principal Window     Apr03 - Feb28        Apr03 - Feb28       Apr03 - Feb28       Apr03 - Feb28     Apr03 - Feb28


A2
Price 100.97555                 63                   60                  55                  50                44
WAL                           7.79                 5.65                4.30                3.39              2.75
Principal Window     Apr03 - Feb28        Apr03 - Feb28       Apr03 - Feb28       Apr03 - Feb28     Apr03 - Feb28


B-1
Price 100.0000                  76                   77                  78                  79                79
WAL                          12.95                 9.67                7.43                6.13              5.27
Principal Window     Nov09 - Feb28        Aug07 - Feb28       Jun06 - Feb28       Sep05 - Feb28     Apr05 - Feb28


B-2
Price 98.7919                  162                  165                 169                 173               176
WAL                          12.95                 9.67                7.43                6.13              5.27
Principal Window     Nov09 - Feb28        Aug07 - Feb28       Jun06 - Feb28       Sep05 - Feb28     Apr05 - Feb28


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.